REINSURANCE	12 Months Ended
Dec. 31, 2025
Reinsurance Disclosures [Abstract]
REINSURANCE	REINSURANCE
The Company utilizes reinsurance agreements to reduce its exposure to large claims and catastrophic loss occurrences.  These agreements provide for recovery from reinsurers of a portion of losses and LAE under certain circumstances without relieving the Company of its underlying obligations to the policyholders. The Company's procedures include carefully selecting its reinsurers, structuring agreements to provide collateral funds where necessary and regularly monitoring the financial condition and ratings of its reinsurers. The Company may hold partial collateral, including letters of credit and funds held, under these agreements.  See also Note 1E, Note 4 and Note 11 of the Notes to these Consolidated Financial Statements.
In placing reinsurance, the Company considers the nature of the risk reinsured, including the expected liability payout duration and establishes limits tiered by reinsurer credit rating. Failure of reinsurers to honor their obligations could result in losses to the Company. See Note 1E of the Notes to these Consolidated Financial Statements for discussion of allowance on reinsurance recoverables.
Effective October 1, 2025, the Company’s subsidiaries entered into two adverse development reinsurance agreements, both of which are accounted for as retroactive reinsurance. The agreements reinsure potential adverse loss development for accident years 2024 and prior arising out of the ceding companies’ North American liabilities in the Insurance and Other segment, subject to exclusions for certain liabilities, including among others those related to the A&E reserves included in the Other segment. For additional details on the ADC agreements, refer to Note 4 - Reserve for Losses and Loss Adjustment Expenses.
Insurance companies, including reinsurers, are regulated and hold risk-based capital to mitigate the risk of loss due to economic factors and other risks. Non-U.S. reinsurers are either subject to a capital regime substantively equivalent to domestic insurers or we hold collateral to support collection of reinsurance receivable. As a result, there is limited history of losses from insurer defaults.
Premiums written and earned and incurred losses and LAE are comprised of the following for the periods indicated:

	Years Ended December 31,
(Dollars in millions)	2025	2024	2023
Written premiums:
Direct	$4,641	$5,115	$5,031
Assumed	13,065	13,117	11,606
Ceded	(2,193)	(2,418)	(1,907)
Net written premiums	$15,513	$15,814	$14,730

Premiums earned:
Direct	$4,921	$4,977	$4,733
Assumed	13,067	12,458	10,518
Ceded	(2,429)	(2,248)	(1,807)
Net premiums earned	$15,560	$15,187	$13,443

Incurred losses and LAE:
Direct	$4,352	$5,465	$3,209
Assumed	8,083	7,464	5,870
Ceded	(1,698)	(1,624)	(651)
Retroactive reinsurance adjustment (1)	122	—	—
Net incurred losses and LAE	$10,859	$11,305	$8,427
(Some amounts may not reconcile due to rounding.)
(1) The consideration paid ($1.4 billion) exceeds the ceded loss reserves at the inception of the Agreement ($1.3 billion), as a result the Company recognized an immediate pre-tax loss of $122 million in earnings, in accordance with retroactive reinsurance accounting guidance. The Company recognized the loss by writing off the reinsurance recoverable of $122 million, which represents excess compensation for the uncertainty of future claims development,